UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2011

HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14332	65-0385686
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida 33431
(Address of Principal Executive Offices) (Zip Code)

(561) 998-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 2, 2011, Hollywood Media Corp. (the “Company”) entered into Amendment No. 4 (the “Amendment”) to the Amended and Restated Rights Agreement, dated as of August 23, 1996, as amended by Amendment No. 1, dated as of December 9, 2002, Amendment No. 2, dated as of September 1, 2006, and Amendment No. 3, dated as of January 13, 2011 (the “Rights Agreement”) by and between the Company and American Stock Transfer & Trust Company, as Rights Agent.

The Amendment (i) extends the Final Expiration Date (as defined in the Rights Agreement) for a period of 3 years from September 4, 2011 to September 4, 2014, (ii) amends the definition of “Beneficial Ownership” set forth in the Rights Agreement to include ownership of the notional common shares underlying or relating to certain derivative transactions, (iii) amends the provision governing exchange of the Rights to provide for an exchange ratio of one share of Common Stock per Right (as such terms are defined in the Rights Agreement) and (iv) includes a “grandfathering” provision for persons who Beneficially Own 15% or more of the Voting Stock (as such terms are defined in the Rights Agreement) at the time of the public announcement of the Amendment (provided that such persons will become “Acquiring Persons” (as defined in the Rights Agreement) if they acquire additional stock after the public announcement of the Amendment).

The foregoing description of the Amendment is a summary only and is qualified by reference to the full text of the Amendment, which is filed as Exhibit 4.1 to this current report on Form 8-K and incorporated herein by reference.

Item 3.03.             Material Modification to Rights of Security Holders.

Please see the disclosure set forth under “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 9.01.             Financial Statements and Exhibits.

(d)

Exhibit No.	Description

4.1
Amendment No. 4, dated as of September 2, 2011, to the Amended and Restated Rights Agreement, dated as of August 23, 1996, as amended by Amendment No. 1, dated as of December 9, 2002, Amendment No. 2, dated as of September 1, 2006, and Amendment No. 3, dated as of January 13, 2011, by and between Hollywood Media Corp. and American Stock Transfer & Trust Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.

By:	/s/ Mitchell Rubenstein
Name: Mitchell Rubenstein
Title: Chief Executive Officer
DATED:   September 2, 2011

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Exhibit Index

Exhibit No.	Description

4.1
Amendment No. 4, dated as of September 2, 2011, to the Amended and Restated Rights Agreement, dated as of August 23, 1996, as amended by Amendment No. 1, dated as of December 9, 2002, Amendment No. 2, dated as of September 1, 2006, and Amendment No. 3, dated as of January 13, 2011, by and between Hollywood Media Corp. and American Stock Transfer & Trust Company.

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